UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2007

PLANETLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation or organization)

000-31763	58-2466623
(Commission File Number)	(IRS Employer Identification No.)

11050 Regal Forest Drive	30024
Suwanee, Georgia	(Zip Code)
(principal executive offices)

(770) 476-7903
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.	Amendments to Articles of Incorporation or By laws; Change in Fiscal year.

On December 12, 2007, PlanetLink Communications, Inc. filed Articles of Amendment with the Secretary of State for the State of Georgia. The amendment changes the name of PlanetLink Communications, Inc. to DnC Multimedia Corporation. A copy of the Articles of Amendment is attached to this filing and incorporated herein. The Board of Directors, by unanimous vote to change the name of the Corporation, adopted the name of DnC Multimedia Corporation because the new name reflects the direction in which the Company is now moving. The Company will be proceeding with the administrative requirements needed to reflect the new name on the over the Counter Bulletin Board.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibit
99.0	Articles of Amendment to Change the Name of a Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007.

PLANETLINK COMMUNICATIONS, INC.

	By	/s/ Robert Lott
Robert Lott, Chief Executive Officer